Exhibit 8.1— List of subsidiaries of BHP Billiton Limited and BHP Billiton Plc

BHP BILLITON LIMITED GROUP STRUCTURE

Entity

141 Union Company—United States

Albion Downs Pty Limited—Australia

Araguaia Participaçðes Ltda—Brazil

BHP (USA) Investments Inc.—United States

BHP Asia Pacific Nickel Pty Ltd—Australia

BHP Billiton (China) Pty Ltd—Australia

BHP Billiton (Trinidad—2C) Limited—Canada

BHP Billiton (Trinidad) Holdings Limited—Saint Lucia

BHP Billiton (Trinidad-3A) Limited—Trinidad and Tobago

BHP Billiton (Trinidad-3B) Corp.—Canada

BHP Billiton (Trinidad-East Coast) Ltd.—Canada

BHP Billiton Agnew Mining Company Pty Ltd—Australia

BHP Billiton Boliviana de Petroleo Inc.—United States

BHP Billiton Brasil Investimentos Ltda.—Brazil

BHP Billiton Brasil Ltda—Brazil

BHP Billiton Capital Inc.—United States

BHP Billiton CBM Investments Pty Ltd—Australia

BHP Billiton Chile Inversiones Limitada—Chile

BHP Billiton China Limited—Hong Kong

BHP Billiton Diamonds (Belgium) N.V.—Belgium

BHP Billiton Diamonds (Eurasia) LLC—Russia

BHP Billiton Diamonds Australia Pty Ltd—Australia

BHP Billiton Diamonds Inc.—Canada

BHP Billiton Direct Reduced Iron Pty Limited—Australia

BHP Billiton Employee Plan Pty Ltd—Australia

BHP Billiton Energy Coal Inc.—United States

BHP Billiton Executive Services Company Pty Ltd—Australia

BHP Billiton Finance (USA) Limited—Australia

BHP Billiton Finance Limited—Australia

BHP Billiton Foreign Holdings Inc.—United States

BHP Billiton Great Boulder Mines Pty Ltd—Australia

BHP Billiton Group Operations Pty Ltd—Australia

BHP Billiton Innovation Pty Ltd—Australia

BHP Billiton International Trading (Shanghai) Co., Ltd.—China

BHP Billiton Investment Holdings Limited—United Kingdom

BHP Billiton Iron Ore Pty Limited—Australia

BHP Billiton Japan Limited—Japan

BHP Billiton Korea Co., Ltd.— Republic of Korea

BHP Billiton LNG International Inc.—United States

BHP Billiton Lonsdale Investments Pty Ltd—Australia

BHP Billiton Marine & General Insurances Pty Ltd—Australia

BHP Billiton Marketing AG—Switzerland

BHP Billiton Marketing Asia Pte Ltd.—Singapore

BHP Billiton Marketing B.V.—The Netherlands

BHP Billiton Marketing Inc.—United States

BHP Billiton Marketing Investments ApS—Denmark

BHP Billiton Marketing Services India Pvt Ltd—India

BHP Billiton Metais SA—Brazil

BHP Billiton Minerals Pty Ltd—Australia

BHP Billiton Named Corporation—Canada

BHP Billiton Nickel Nouvelle Caledonie SAS—New Caledonia

BHP Billiton Nickel West Pty Ltd—Australia

BHP Billiton Olympic Dam Copper Pty Ltd—Australia

BHP Billiton Olympic Dam Corporation Pty Ltd—Australia

BHP Billiton Olympic Dam Gold Pty Ltd—Australia

BHP Billiton Olympic Dam Marketing Pty Ltd—Australia

BHP Billiton Olympic Dam Operations Pty Ltd—Australia

BHP Billiton Olympic Dam Uranium Pty Ltd—Australia

BHP Billiton Petroleum (Americas) Inc.—United States

BHP Billiton Petroleum (Australia) Pty Ltd—Australia

BHP Billiton Petroleum (Bass Strait) Pty Ltd—Australia

BHP Billiton Petroleum (Colombia) Corporation—Canada

BHP Billiton Petroleum (Deepwater) Inc.—United States

BHP Billiton Petroleum (Denmark) ApS – Denmark

BHP Billiton Petroleum (GOM) Inc.—United States

BHP Billiton Petroleum (International Exploration) Pty Ltd—Australia

BHP Billiton Petroleum (Laurentian) Corporation—Canada

BHP Billiton Petroleum (NA/ME-TWO) Corp.—Canada

BHP Billiton Petroleum (Netherlands) B.V – The Netherlands

BHP Billiton Petroleum (North West Shelf) Pty Ltd—Australia

BHP Billiton Petroleum (Pilbara LNG) Pty Ltd—Australia

BHP Billiton Petroleum (Pipelines Investments) Pty Ltd—Australia

BHP Billiton Petroleum (Sabah) Corporation—Canada

BHP Billiton Petroleum (Victoria) Pty Ltd—Australia

BHP Billiton Petroleum Great Britain Limited—United Kingdom

BHP Billiton Petroleum International Pty Ltd—Australia

BHP Billiton Petroleum Investments (Great Britain) Pty Ltd—Australia

BHP Billiton Petroleum Limited—United Kingdom

BHP Billiton Petroleum Pty Ltd—Australia

BHP Billiton Petroleum Trading and Marketing Inc.—United States

BHP Billiton Petroleum Trading and Marketing Pty Ltd—Australia

BHP Billiton Resources (China) Pty Ltd—Australia

BHP Billiton Resources Exploration Pty Ltd—Australia

BHP Billiton Resources International (RSA) Pty Ltd—Australia

BHP Billiton Resources Marketing Pty Ltd—Australia

BHP Billiton Shared Business Services Pty Ltd—Australia

BHP Billiton SSM Indonesia Holdings Pty Ltd—Australia

BHP Billiton SSM Indonesia Pte Ltd—Singapore

BHP Billiton SSM International Pty Ltd—Australia

BHP Billiton Taiwan Limited—Taiwan

BHP Billiton Wesminco Oil Pty Ltd—Australia

BHP Billiton Western Mining Holdings Pty Ltd—Australia

BHP Billiton Western Mining Innovation Pty Ltd—Australia

BHP Billiton Western Mining Resources International Pty Ltd—Australia

BHP Billiton Westmin Talc Pty Ltd—Australia

BHP Billiton World Exploration Inc.—Canada

BHP Billiton Yakabindie Nickel Pty Ltd—Australia

BHP Billiton Yeelirrie Development Company Pty Ltd—Australia

BHP Billiton Yeelirrie Management Services Pty Ltd—Australia

BHP Canadian Diamonds Company—Canada

BHP Capital No. 20 Pty Ltd—Australia

BHP Chile Inc.—United States

BHP Coal Holdings Pty Ltd—Australia

BHP Coal Pty Limited—Australia

BHP Copper Inc.—United States

BHP Development Finance Pty Ltd—Australia

BHP Escondida Inc.—United States

BHP Finance (International) Inc.—United States

BHP Finance (Investments) USA Inc.—United States

BHP Financial Services (UK) Limited—Guernsey

BHP Group Resources Pty Limited—Australia

BHP Hawaii Inc.—United States

BHP Holdings (International) Inc.—United States

BHP Holdings (Operations) Inc.—United States

BHP Holdings (Resources) Inc.—United States

BHP Holdings (USA) Inc.—United States

BHP Holdings International (Investments) Inc.—United States

BHP Internacional Participacoes Ltda—Brazil

BHP International Finance Corp.—United States

BHP Iron Ore (Jimblebar) Pty Ltd—Australia

BHP Iron Pty Limited—Australia

BHP Khanij Anveshana Pvt Limited—India

BHP Madagascar SARL—Madagascar

BHP Madencilik Limited Sirketi—Turkey

BHP Mineral Resources Inc.—United States

BHP Minerals Asia Inc.—United States

BHP Minerals Asia Pacific Pty Ltd—Australia

BHP Minerals Europe Limited—United Kingdom

BHP Minerals Exploration Inc.—United States

BHP Minerals Ghana Inc.—United States

BHP Minerals Holdings Pty Ltd—Australia

BHP Minerals India Pvt Limited—India

BHP Minerals International Exploration Inc.—United States

BHP Minerals International Inc.—United States

BHP Minerals Pacific Inc.—United States

BHP Minerals Service Company—United States

BHP Mitsui Coal Pty Limited—Australia

BHP Navajo Coal Company—United States

BHP Operations Inc.—United States

BHP Peru Holdings Inc.—United States

BHP Petroleum (Argentina) S.A.—Argentina

BHP Petroleum (Ashmore Operations) Pty Ltd—Australia

BHP Petroleum (Cambodia) Pty Ltd—Australia

BHP Petroleum (Pakistan) Pty Ltd—Australia

BHP Petroleum (Tankers) Limited—Bermuda

BHP Petroleum (Tolo) Inc.—Canada

BHP Petroleum (U.K.) Corporation—United States

BHP Petroleum North Sea Limited—United Kingdom

BHP Queensland Coal Investments Pty Limited—Australia

BHP Queensland Coal Limited—United States

BHP Resources Inc.—United States

BHP Titanium Minerals Pty Ltd—Australia

BHP Venezuela DRI Limited—United Kingdom

BHP Venezuela Inc.—United States

BHPB Freight Pty Ltd—Australia

Billiton Investment 12 B.V.—The Netherlands

Billiton Marketing France SARL—France

Billiton Marketing Holding B.V.—The Netherlands

Billiton Marketing SAR (Hong Kong) Limited—Hong Kong

Broadmeadow Mine Services Pty Limited—Australia

Broken Hill Proprietary (USA) Inc.—United States

Broken Hill Proprietary Billiton Mongolia LLC—Mongolia

Bulkers Limited—Liberia

Carson Hill Gold Mining Corporation—United States

Chaco Valley Energy LLC—United States

Corridor Sands Limitada—Mozambique

County Shipping Company Limited—Hong Kong

Dampier Coal (Queensland) Pty Limited—Australia

Dendrobium Coal Pty Ltd—Australia

Dia Met Minerals (Africa) Limited—Cayman Islands

Empresa de Mineracao Jacui Ltda—Brazil

Empresa de Mineracao Seara Ltda.—Brazil

Endeavour Coal Pty Ltd—Australia

Global BHP Copper Ltd.—Cayman Islands

Hamilton Brothers Corporation—United States

Hamilton Brothers Exploration Company—United States

Hamilton Brothers Petroleum Corporation—United States

Hamilton Oil Company Inc.—United States

Hay Point Services Pty Limited—Australia

Illawarra Coal Holdings Pty Ltd—Australia

Illawarra Services Pty Ltd—Australia

IPS USA, Inc.—United States

Jenipapo Recursos Naturais S.A.—Brazil

Keliney Closed Joint Stock Company—Russia

Kendilo Coal Inc.—United States

Marcona International, S.A.—Panama

Mayaniquel SA—Guatemala

Minera BHP Billiton, S.A. de C.V.—Mexico

Minera Escondida Ltda—Chile

Mineracao Wesminas Ltda—Brazil

Oy Alwima Ltd—Finland

P R I Eastern Limited—Cook Islands

Petra Diamonds Alto Cuilo Limited—British Virgin Islands

Pilbara Gas Pty Limited—Australia

Point Lake Marketing Inc.—Canada

PT BHP Billiton Indonesia—Indonesia

PT Gag Nikel—Indonesia

PT Juloi Coal—Indonesia

PT Kalteng Coal—Indonesia

PT Kendilo Coal Indonesia—Indonesia

PT Lahai Coal—Indonesia

PT Maruwai Coal—Indonesia

PT Pari Coal—Indonesia

PT Ratah Coal—Indonesia

PT Sumber Barito Coal—Indonesia

Samancor AG—Switzerland

San Juan Coal Company—United States

San Juan Transportation Company—United States

San Manuel Arizona Railroad Company—United States

Southeastern Petroleum Sales Corporation—United States

The Broken Hill Proprietary Company Pty Ltd—Australia

The Norwegian Oil Corporation (DNO-U.S.)—United States

The World Marine & General Insurance Plc—United Kingdom

UMAL Consolidated Pty Limited—Australia

Western Hog Ranch Company—United States

Western Venture, Inc.—United States

Westmin Talc (U.K.)—United Kingdom

Westminer Insurance Pte Ltd—Singapore

WMC (Argentina) Inc.—United States

WMC (Liberia) Limited—Hong Kong

WMC (Mineral Sands) Limited—Jersey

WMC (Peru) Inc.—United States

WMC Corporate Services Inc.—United States

WMC Exploration Chile SA—Chile

WMC Exploration Inc.—United States

WMC Finance (USA) Limited—Australia

WMC Finance Limited—Australia

WMC Mineracao Ltda.—Brazil

WMC Pty Ltd—Australia

WMC Resources Marketing Limited—Canada

WMC Securities Pty Ltd—Australia

BHP BILLITON PLC GROUP STRUCTURE

Entity

Advalloy (Proprietary) Limited—South Africa

African Metals Limited—South Africa

Aluminium Consortium Venezuela B.V.—The Netherlands

Atlas Steels Company Limited—Canada

Baniettor Mining (Proprietary) Limited—South Africa

BHP Billiton (BVI) Limited—Virgin Islands, British

BHP Billiton (UK) Limited—United Kingdom

BHP Billiton Aluminium Limited—United Kingdom

BHP Billiton Aluminium Projects (Pty) Ltd—South Africa

BHP Billiton Aluminium Technologies Limited—Jersey

BHP Billiton Aluminium Vietnam Jersey Limited—Jersey

BHP Billiton Aluminium Vietnam UK Limited—United Kingdom

BHP Billiton Australia UK Finance Limited—British Virgin Islands

BHP Billiton Company B.V.—The Netherlands

BHP Billiton Energy Coal (UK) Limited—United Kingdom

BHP Billiton Energy Coal Australia Pty Ltd—Australia

BHP Billiton Energy Coal Chile Limited—United Kingdom

BHP Billiton Energy Coal South Africa Limited—South Africa

BHP Billiton Escom Diamonds Limited—British Virgin Islands

BHP Billiton Eurasia B.V.—The Netherlands

BHP Billiton Finance (USA) B.V.—The Netherlands

BHP Billiton Finance Australia Limited—British Virgin Islands

BHP Billiton Finance B.V.—The Netherlands

BHP Billiton Finance South Africa Limited—British Virgin Islands

BHP Billiton Global Aluminium Technology (Proprietary) Limited—South Africa

BHP Billiton Group (BVI) Limited— British Virgin Islands

BHP Billiton Group Limited—United Kingdom

BHP Billiton Holdings B.V.—The Netherlands

BHP Billiton Holdings Limited—United Kingdom

BHP Billiton International Development Limited—United Kingdom

BHP Billiton International Metals B.V.—The Netherlands

BHP Billiton International Services Limited—United Kingdom

BHP Billiton Jersey Limited—Jersey

BHP Billiton Marketing Investments Limited—United Kingdom

BHP Billiton Marylebone B.V.—The Netherlands

BHP Billiton Paddington Limited—United Kingdom

BHP Billiton Plc—United Kingdom

BHP Billiton Properties (Proprietary) Limited—South Africa

BHP Billiton Raw Materials Limited—South Africa

BHP Billiton SA Holdings Limited—South Africa

BHP Billiton SA Investments Limited—United Kingdom

BHP Billiton SA Limited—South Africa

BHP Billiton Services Jersey Limited—Jersey

BHP Billiton South Africa (Jersey) Limited—Jersey

BHP Billiton South Africa Holdings B.V.—The Netherlands

BHP Billiton SSM Development Pty Ltd—Australia

BHP Billiton SSM Technology Pty Limited—Australia

BHP Billiton UK Holdings Limited— British Virgin Islands

BHP Billiton UK Investments Limited—British Virgin Islands

Billiton (RA) B.V.—Netherlands

Billiton Aluminium (RAA) Pty Ltd—Australia

Billiton Aluminium (Worsley) Pty Ltd—Australia

Billiton Aluminium Australia Pty Ltd—Australia

Billiton Aluminium SA Limited—South Africa

Billiton Argentina B.V.—The Netherlands

Billiton Australia Finance Pty Ltd—Australia

Billiton Australia Holdings B.V.—The Netherlands

Billiton Australia Investment 3 Pty Ltd—Australia

Billiton Chile B.V.—The Netherlands

Billiton Coal Australia Holdings B.V.—The Netherlands

Billiton Coal SA Limited—South Africa

Billiton Development (Zambia) Limited—Zambia

Billiton Development B.V.—The Netherlands

Billiton E & D 14 B.V.—The Netherlands

Billiton E & D 3 B.V.—The Netherlands

Billiton Exploration and Mining Indonesia B.V.—The Netherlands

Billiton Exploration and Mining Peru B.V.—The Netherlands

Billiton Exploration Australia Pty Limited—Australia

Billiton Guinea B.V.—The Netherlands

Billiton Indonesia Holdings B.V.—The Netherlands

Billiton Intellectual Property B.V.—The Netherlands

Billiton Investment 1 B.V.—The Netherlands

Billiton Investment 13 B.V.—The Netherlands

Billiton Investment 15 B.V.—The Netherlands

Billiton Investment 2 B.V.—The Netherlands

Billiton Investment 3 B.V.—The Netherlands

Billiton Investment 7 B.V.—The Netherlands

Billiton Investment 8 B.V.—The Netherlands

Billiton Investment 9 B.V.—The Netherlands

Billiton Investments Ireland Limited—Ireland

Billiton Manganese Australia Pty Ltd—Australia

Billiton Manganese Holdings B.V.—The Netherlands

Billiton Marketing Investments B.V.—The Netherlands

Billiton Metals Canada Inc.—Canada

Billiton Nickel (Ravensthorpe) Pty Ltd—Australia

Billiton Nickel Holdings B.V.— The Netherlands

Billiton Resources Canada Inc.—Canada

Billiton Suriname Holdings B.V.—Netherlands

Cerro Matoso Holdings (BVI) Limited—British Virgin Islands

Cerro Matoso SA—Colombia

Chemfos Limited—South Africa

Clear Sky Diamonds Limited—British Virgin Islands

Coal Mines Australia Pty Ltd—Australia

Coal Operations Australia Pty Limited—Australia

Compania Minera Cerro Colorado Limitada—Chile

Conicol BVI Limited—British Virgin Islands

Consolidated Nominees (Proprietary) Limited—South Africa

D&H Coal (Proprietary) Limited—South Africa

Danjan (Proprietary) Limited—South Africa

Donkerpoort Iron Limited—South Africa

Douglas Colliery Limited—South Africa

Douglas Colliery Services Limited—South Africa

Electrolytic Metal Corporation (Proprietary) Limited—South Africa

Emaswati Holding Company (Pty) Limited—Swaziland

Equatorial Diamonds Limited—British Virgin Islands

Ermelo Mines Services (Proprietary) Limited—South Africa

Esidulini (Proprietary) Limited—South Africa

Federale Prospekteerders Beperk—South Africa

Gard Australia Pty Ltd—Australia

Gard Holdings Limited—British Virgin Islands

Gengro Limited—South Africa

Groote Eylandt Mining Company Pty Ltd—Australia

Hard Carbon Limited—Jersey

Helios Diamonds Limited—British Virgin Islands

Hillside Aluminium Limited—South Africa

Honeybourne Investments Pty Ltd—Australia

Hunter Valley Energy Coal Pty Ltd—Australia

Ingwe Housing Association—South Africa

Ingwe Surface Holdings Limited—South Africa

Kangwane Anthracite (Proprietary) Limited—South Africa

Lime Technologies (Proprietary) Limited—South Africa

Main Street 58 (Proprietary) Limited—South Africa

Manganese Metal Company (Proprietary) Limited—South Africa

Manhattan Syndicate Limited—South Africa

McAlpine S.A. Limited—South Africa

Middelburg Mine Services (Proprietary) Limited—South Africa

Middelplaats Manganese Limited—South Africa

Mine and Smelter Investments (Proprietary) Limited—South Africa

Minera Geleen S.A.—Chile

Minera Spence SA—Chile

Minsaco Investments Pty Ltd—Australia

Mt Arthur Coal Pty Limited—Australia

N.V. BHP Billiton Maatschappij Suriname—The Netherlands

Natural Diamond Company Limited—Jersey

New Coal Generacion SA—Chile

New Horizon Diamonds Limited—British Virgin Islands

Noumea Enterprises SA—New Caledonia

Pering Mine (Proprietary) Limited—South Africa

Pering Mine Services Holdings (Proprietary) Limited—South Africa

Pidgeon Molybdenum Mines Limited—Canada

Pienaarsrivier Mynboumaatskappy Beperk—South Africa

Plettenberg Bay Estates Limited—South Africa

PT Billiton Indonesia—Indonesia

QNI (Nouvelle-Caledonie) SA—New Caledonia

QNI International Pty Ltd—Australia

QNI Metals Pty Ltd—Australia

QNI Nickel (WA) Pty Limited—Australia

QNI Philippines Inc—Philippines

QNI Pty Limited—Australia

QNI Resources Pty Ltd—Australia

QNI Western Australia Pty Limited—Australia

Queensland Nickel Pty Ltd—Australia

Queensland Nickel Sales Pty Ltd—Australia

RAL Cayman Inc.—Cayman Islands

Ravensthorpe Nickel Operations Pty Limited—Australia

Richbay Mine Holdings (Proprietary) Limited—South Africa

Richbay Smelter Holdings (Proprietary) Limited—South Africa

Rietspruit Mine Services (Pty) Limited—South Africa

Rio Algom Exploration (Chile) Limitada—Chile

Rio Algom Exploration Inc.—Canada

Rio Algom Investments (Chile) Inc—Canada

Rio Algom Ireland Limited—Ireland

Rio Algom Limited—Canada

Rio Algom Mining LLC—United States

Rio Algom Namibia (Proprietary) Limited—Namibia

Riocerro Inc—Cayman Islands

Riochile Inc—Cayman Islands

Riomexicanex, S.A. de C.V.—Mexico

Roedtan Mining Company Limited—South Africa

Samancor Holdings (Proprietary) Limited—South Africa

Samancor Manganese (Proprietary) Limited—South Africa

San Felipe Mining Limited—British Virgin Islands

Savage & Lovemore Mining (Proprietary) Limited—South Africa

Savannah Diamonds Limited—British Virgin Islands

Settlers Mynboumaatskappy Beperk—South Africa

Sociadad Minera La Granja SA—Peru

Sociedad Contractual Minera Otway—Chile

Sociedade Geral de Mineracao de Mozambique S.A.R.L.—Mozambique

South African Manganese (Proprietary) Limited—South Africa

Stein Insurance Company Limited—Guernsey

Stein Insurance Company Limited—Cayman Islands

Sunrise Diamonds Limited—British Virgin Islands

Tasmanian Electro Metallurgical Company Pty Ltd—Australia

Terra Nominees (Proprietary) Limited—South Africa

Tonmet AG—Switzerland

Transkei Granite Holdings (Proprietary) Limited—South Africa

Transvaal and Delgoa Bay Investment Company Limited—South Africa

Venezuela Aluminium Holding B.V.—The Netherlands

Western Complex Coal (Pty) Ltd—South Africa

Worsley Alumina Pty Limited—Australia